Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class I, II and III Shares

Supplement dated October 6, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as supplemented to date

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, “KKR”) and Global Atlantic Financial Group Limited (together with its subsidiaries, “Global Atlantic”) announced a strategic transaction whereby KKR will acquire Global Atlantic (the “Transaction”). Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are indirect, wholly-owned subsidiaries of Global Atlantic. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of: (i) the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the “Trust”) on behalf of each Portfolio; (ii) the sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) the underwriting agreement between the Distributor and the Trust on behalf of the Portfolios.

In anticipation of the Transaction, at a meeting held on September 22, 2020 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, unanimously voted to approve (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio (“New Advisory Agreement”); (ii) new sub-advisory agreements between the Adviser, either BlackRock Investment Management, LLC (“BlackRock”) or Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust on behalf of each applicable Portfolio (“Sub-Advisory Agreements” and together with the New Advisory Agreement, “New Agreements”); and (iii) a new underwriting agreement between the Distributor and the Trust on behalf of the Portfolios. Because the New Agreements are subject to shareholder approval, the Board also authorized sending a proxy statement to shareholders and contract owners of record as of September 23, 2020, to solicit approval of the New Agreements at a special meeting of shareholders of the Portfolios. The special meeting is scheduled to be held virtually on November 23, 2020. If approved by shareholders at the special meeting, the New Agreements would take effect upon the closing of the Transaction.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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